EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of Saucony, Inc. (the "Company") for the period ended April 4, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned John H. Fisher, Chief Executive Officer of the Company, and Michael Umana, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Saucony, Inc. and will be retained by Saucony, Inc. and furnished to the Securities and Exhange Commission or its staff upon request.


Dated:  May 19, 2003                     /s/ John H. Fisher
                                         --------------------------
                                         John H. Fisher
                                         Chief Executive Officer



Dated:  May 19, 2003                     /s/ Michael Umana
                                         --------------------------
                                         Michael Umana
                                         Chief Financial Officer